Other Expenses (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2009
Other Expenses [Abstract]
Other expenses	$ 2,965	[1],[2]

[1]	As a result of the sale of AeroTurbine and based on ASC 205-20, which governs financials statements for discontinued operations, the results of AeroTurbine have been reclassified to discontinued operations.
[2]	Certain reclassifications have been made to prior years' Consolidated Income Statements to reflect the current year presentation.